POLITICAL AND ECONOMIC CRISIS IN UKRAINE	12 Months Ended
Dec. 31, 2014
Political And Economic Crisis In Ukraine Abstract
POLITICAL AND ECONOMIC CRISIS IN UKRAINE

5. POLITICAL AND ECONOMIC CRISIS IN UKRAINE

        During the year ended December 31, 2014, a deterioration in the political environment of Ukraine has led to general instability, economic deterioration and armed conflict in eastern Ukraine. The deterioration has further exacerbated the country's already weak macroeconomic trends, which have led to reduced credit ratings, significant depreciation of its national currency and increased inflation. During 2014, the Ukrainian Parliament adopted a law allowing for the imposition of sanctions against countries, persons and companies deemed by the Ukrainian government to threaten Ukrainian national interests, national security, sovereignty or the territorial integrity of Ukraine. The National Bank of Ukraine (NBU) passed a decree prohibiting Ukrainian companies to pay dividends to foreign investors. These circumstances, combined with continued political and economic instability in the country, could result in further negative impact on our business including our financial position and results of operations (refer to Note 29 for segment data on Ukraine). Such risks especially apply to funds deposited in Ukrainian banks, whose liquidity is affected by the economic downturn. As of December 31, 2014, the Group held RUB 21,203 million in current accounts and deposits in Ukrainian banks, including RUB 5,072 million in Delta Bank. In December 2014, Delta Bank delayed customer payments and put limits on cash withdrawals. On March 2, 2015, NBU adopted a resolution declaring Delta Bank to be insolvent. The Group treated this declaration as a recognized subsequent event and reserved the full amount of deposited funds (RUB 5,072 million) and related interest (RUB 66 million) as of December 31, 2014.